Exhibit 10.1

FIFTH AMENDMENT TO REVOLVING PROMISSORY NOTE AGREEMENT

This Fifth Amendment to Revolving Promissory Note Agreement is made and entered into as of the 9th day of October 2023, by and between Outdoor Specialty Products, Inc., a Nevada corporation (“Borrower”), and Kirk Blosch (“Noteholder”).

WHEREAS, Borrower and Noteholder entered into that certain Revolving Promissory Note Agreement, dated January 4, 2021, in the original principal amount of $40,000.00, as amended on December 1, 2021, June 2, 2022, November 21, 2022, and May 10, 2023 (collectively, the “Original Note”), which currently provides for a maturity date of December 31, 2023, and a maximum principal indebtedness of $85,000.00; and

WHEREAS, Borrower and Noteholder desire to further amend the Original Note to increase the amount of principal indebtedness and extend the Maturity Date as provided herein.

NOW, THEREFORE, in consideration of the premises and covenants set forth herein, the parties hereto agree as follows:

1. Increase in Principal Indebtedness. The Original Note is hereby amended by changing the principal amount of the Note at the top of the first page from US $85,000 to US $127,500 and by changing the amount of the Principal Indebtedness in the preamble of the Original Note from EIGHTY-FIVE THOUSAND AND NO/100 DOLLARS ($85,000) to ONE HUNDRED TWENTY-SEVEN THOUSAND FIVE HUNDRED AND NO/100 DOLLARS ($127,500.00).

2. Extension of Maturity Date. Section 1(a) of the Original Note captioned “Maturity Date,” is hereby amended by changing the Maturity Date from December 31, 2023, to December 31, 2024.

3. Defined Terms / No Further Modification. Any terms used but not defined herein shall have the meanings ascribed to them in the Original Note. Except as expressly set forth herein, the Original Note shall remain unmodified and shall continue in full force and effect.

Dated as of the date first written above.

Borrower:	OUTDOOR SPECIALTY PRODUCTS, INC.

	By	/s/ Kirk Blosch
	Name:	Kirk Blosch
	Title:	President

Noteholder:

/s/ Kirk Blosch
Kirk Blosch